UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33451 (Commission File Number)	90-0136863 (IRS Employer Identification No.)

10 Post Office Square, Suite 1000 Boston, Massachusetts (Address of principal executive offices)	02109 (Zip Code)

(857) 254-5555

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALBO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.

This Amendment No. 1 on Form 8-K/A (the “Amended Current Report”) amends the Current Report on Form 8-K of Albireo Pharma, Inc. (the “Company”), originally filed with the Securities and Exchange Commission on January 5, 2021 (the “Original Filing”). Its sole purpose is to correct certain errors in the version of the press release that was furnished as Exhibit 99.1 to the Original Filing. The corrected version of the press release that was issued by the Company is furnished as Exhibit 99.1 to this Amended Current Report.

Item 2.02 Results of Operations and Financial Condition.

On January 5, 2022, Albireo Pharma, Inc. (“Albireo”) issued a press release (the “Press Release”) reporting the preliminary unaudited amount of net sales for the year ended December 31, 2021 of Albireo’s product Bylvay and the preliminary unaudited amount of Albireo’s cash and cash equivalents for the year ended December 31, 2021. These amounts are preliminary, unaudited and may change, were prepared by management and are based on the most current information available to management, and are subject to completion by management of the financial statements as of and for the year ended December 31, 2021, including completion of the review procedures, final adjustments and other developments that may arise between now and the time the financial results for this period are finalized, and completion of the audit of such financial statements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2022, Roger A. Jeffs, Ph.D, a member of the board of directors of Albireo, resigned effective as of January 3, 2022 to pursue other opportunities. Dr. Jeffs’ departure was not the result of any disagreement regarding any matter relating to Albireo’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

The Press Release issued on January 5, 2022 also provides an update on Albireo’s BOLD Phase 3 study in biliary atresia and Albireo’s ASSERT Phase 3 study in Alagille syndrome and announces the departure of Dr. Jeffs from Albireo. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Albireo Pharma, Inc. on January 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: January 5, 2022	/s/ Ronald H.W. Cooper
Name: Ronald H.W. Cooper
Title President and Chief Executive Officer